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                           EXHIBIT "10.37"
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                        LSB INDUSTRIES, INC.

            1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     The Board of Directors of LSB Industries, Inc., a Delaware corporation (the "Company"), has adopted this 1993 Non-Employee
Director Stock Option Plan (the "Plan"), effective the ---- day of -------------, 1993:

1. Purpose. This nondiscretionary Plan permits members of the Board of Directors of the Company who are not officers or employees of the Company and/or any Subsidiary to acquire and retain a proprietary interest in the Company and to participate in the future of the Company as shareholders. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company to offer to its non-employee directors long-term performance-based equity interests in the Company, thereby enhancing its ability to attract, retain and reward such individuals, as members of its Board of Directors, and by providing an incentive for such individuals to render outstanding service to the Company and to the Company's shareholders.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth herein:

     2.1 "Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto.

     2.2 "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

     2.3    "Board" means the Board of Directors of the Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

     2.5    "Committee" means the Stock Option Committee of the
            Board or any other committee of the Board which the Board may designate.

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     2.6    "Common Stock" means the Common Stock of the Company,
            par value $.10 per share.

     2.7 "Eligible Director" means each member of the Board who is not an officer or employee of the Company or any Subsidiary.

     2.8    "Exchange Act" means the Securities Exchange Act of
            1934, as amended from time to time, or any successor statute or statutes thereto.

     2.9 "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:

            2.9.1 the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on a national securities exchange; and,

            2.9.2 if the fair market value of the Common Stock cannot be determined pursuant to clause (i) hereof, such price as the Committee shall determine.

     2.10 "Holder" means an Eligible Director of the Company who has received an award under the Plan.

     2.11 "Stock Option" means any option to purchase shares of Common Stock which is awarded to an Eligible Director pursuant to this Plan.

     2.12 "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

3.   Administration.

     3.1 Board; Committee. The Board shall create a committee consisting of three members of the Board. The Board may also appoint one member of the Board as an alternate member of the Committee. Upon such appointment, the Committee shall have all the powers, privileges and duties set forth herein. The Board may, from time to time, appoint members of any such Committee in substitution for, or in addition to, members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its

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            Chairman and shall hold its meetings at such times
            and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by a majority of the members of the Committee, shall be fully effective and a valid act of the Committee as if it had been made by a majority vote at a meeting duly called and held. The membership of the Committee shall at all times be constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable, or with the requirements of any other applicable law, rule or regulation.

     3.2 Power and Authority. The Committee shall have full power and authority to do all things necessary or appropriate to administer this Plan according to its terms and provisions (excluding the power to appoint members of the Committee and to terminate, modify, or amend the Plan, except as otherwise authorized by the Board); provided, however, that the Committee shall have no authority or power to determine the Eligible Directors who receive awards under this Plan or the timing, amount or price of awards to Eligible Directors under this Plan.

     3.3 Interpretation of Plan. Subject to Sections 3.2 and 10 hereof, the Committee shall have the authority at its discretion to adopt, alter and repeal such general and special administrative rules, regulations, and practices governing the Plan as it shall, from time to time, deem advisable, to construe and interpret the terms and provisions of this Plan and any award issued under this Plan, and to otherwise supervise the administration of this Plan. Subject to Sections 3.2 and 10 hereof, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons granted options pursuant to the Plan.

4.   Shares Subject to Plan.

     4.1 Number of Shares. The aggregate number of shares of Common Stock reserved and available for distribution under this Plan shall be 150,000 shares. If any shares of Common Stock that are subject to a Stock

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            Option cease to be subject to such Stock Option, or
            any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under this Plan. The number of shares available for distribution under this Plan shall be reduced by the number of shares of Common Stock issued under this Plan upon the exercise of a Stock Option.

     4.2 Character of Shares. The Company may elect to satisfy its obligations to a Holder exercising a Stock Option entirely by issuing authorized and unissued shares of Common Stock to such Holder, entirely by transferring treasury shares to such Holder, or in part by the issue of authorized and unissued shares and the balance by the transfer of treasury shares.

5.   Eligibility.

     5.1 General. Awards under this Plan shall be made to Eligible Directors only.

     5.2 Multiple Awards. An Eligible Director to whom a Stock Option has previously been granted under this or any other stock option plan of the Company shall receive an award under this Plan, whether or not such previously granted Stock Option has been fully exercised, if the terms of Section 6 hereof are met.

6. Grant of Option. Subject to the terms and conditions hereof, on the 30th day of April following the end of each of the Company's fiscal years in which the Company realizes net income of $9.2 million or more for such fiscal year, as determined solely by the audited financial statements of the Company for such fiscal year, the Company shall automatically grant to each Eligible Director an option to acquire 5,000 shares of Common Stock under this Plan. Stock Options granted under this Plan are intended to be options which do not satisfy the requirements to be "incentive stock options" under Section 422 of the Code. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, as the Committee may from time to time approve.

7. Exercise Price. The exercise price of any Stock Option granted under this Plan to an Eligible Director shall be the Fair
Market Value of the shares of Common Stock subject to the Stock
Option at the time the Stock Option is granted.

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8.   Termination of Option.  Each Stock Option granted under this
Plan, to the extent not theretofore exercised, shall terminate forthwith upon the earlier of the following to occur: (i) termination of Holder as a member of the Company's Board of Directors or (ii) on the fifth anniversary of the date such Stock
Option was granted.

9.   Exercise, Method of Exercise and Payment.

     9.1 Notice of Exercise and Payment. No Stock Option granted under this Plan may be exercised until after the expiration of six (6) months from the date the Stock Option is granted. At any time after the expiration of six (6) months from the date the Stock Option is granted, Stock Options granted under this Plan may be exercised, in whole or in part, at any time during the remaining term of the Stock Option, by giving written notice of such exercise to the Company identifying the Stock Option being exercised and specifying the number of shares then being purchased. Such notice shall be accompanied by payment in full of the exercise price, which shall be in cash or, unless otherwise provided in the Agreement, in whole shares of Common Stock which are already owned by the Holder of the Stock Option or, unless otherwise provided in the Agreement, partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified check or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and valuable funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form, with signatures guaranteed by a bank or investing banking firm, which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. No Stock Option may be exercised at any time unless the Holder thereof is then a member of the Board of the Company.

     9.2 Issuance of Shares. As soon as practicable after its receipt of such notice and payment, the Company shall cause one or more certificates for the shares so

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            purchased to be delivered to the Holder or his or her
            estate, as the case may be. No Holder or estate shall have any of the rights of a shareholder with reference to shares of Common Stock subject to a Stock Option until after the Stock Option has been exercised in accordance with this Section 9 and certificates representing such shares so purchased by the Holder pursuant to the Stock Option have been delivered to the Holder or estate.

     9.3 Partial Exercise. A Stock Option granted under this Plan may be exercised as to any part of the shares for which it could be exercised. Such a partial exercise of a Stock Option shall not affect the right to exercise the Stock Option from time to time in accordance with this Plan as to the remaining shares of Common Stock subject to the Stock Option.

     9.4 Buyout and Settlement Provisions. The Committee may at any time offer to buy out for cash or otherwise settle a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made, including a settlement for exchange of a different award under the Plan for the surrender of the Stock Option.

10.  Amendments and Termination.

     10.1 Amendments to Plan; Termination. The Board may amend any of the provisions of this Plan, and may at any time suspend or terminate this Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the stockholders of the outstanding shares of Common Stock if (i) such amendment materially increases the benefits accruing to participants under this Plan;
            (ii) such amendment materially increases the number of securities which may be issued under this Plan;
            (iii) such amendment materially modifies the requirements as to eligibility for participation in this Plan; (iv) such amendment would disqualify an Eligible Director a disinterested administrator under 16b-3 under any other stock option plan of the Company; or, (v) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation; and, further

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            provided, that this Plan may not be amended more than
            once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee
            Retirement Income Security Act, or the rules thereunder.

     10.2   Amendments to Individual Awards.  Subject to Section
            12 hereof, no amendment may be made to this Plan which in any material respect impairs the rights of a Holder of a Stock Option without such Holder's consent.

11.  Term of Plan.

     11.1 Effective Date. The Plan shall be effective as of -------------------, 1993 ("Effective Date"), subject to the approval of the Plan by the stockholders of the Company within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made, but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders (and no awards shall vest or otherwise become free of restrictions prior to such approval).

     11.2 Termination Date. No award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but awards granted prior to such tenth (10th) anniversary may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

12. Adjustment Upon Change of Shares. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock for which options may thereafter be granted, and the number of shares of Common Stock then subject to options previously granted, and the price per share payable upon exercise of such option, shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock of the Company issued under this Plan resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

     12.1 If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, optionee shall be

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            entitled (subject to the provisions of this Section
            12) to receive options covering shares of such reorganized, consolidated or merged corporation in the same proportion as optioned to optionee prior to such reorganization, consolidation or merger at an equivalent exercise price, and subject to the same terms and conditions as this Plan. For purposes of the preceding sentence the excess of the aggregate fair market value of shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate exercise price of such shares shall not be more than the excess of the aggregate fair market value of all shares issued under this Plan subject to the option immediately before such reorganization, consolidation or merger over the aggregate exercise price of such shares issued under this Plan, and the new option or assumption of the old option by any surviving corporation shall not give optionee additional benefits which he did not have under the old option.

     12.2 To the extent that the foregoing adjustments relate to the shares of the Company issued under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     12.3   Except as hereinbefore expressly provided in this
            Section 12, the Holder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the option.

     12.4 The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

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13.  Proration of Awards.  In the event there is an insufficient number of shares of Common Stock available under the Plan for any automatic grant of a Stock Option pursuant to Section 6, the shares of Common Stock available for awards under the Plan shall be prorated among the Eligible Directors.

14.  General Provisions.

     14.1 Investment Representations. The Committee may require each person acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     14.2 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.3 Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for federal income tax purposes with respect to any award under this Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company.

     14.4 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

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     14.5   Director Status.  A leave of absence, unless
            otherwise determined by the Board prior to the commencement thereof, shall not be considered a termination of an individual's status as a director of the Company.

     14.6 Non-Transferability. Other than the transfer of a Stock Option by will or by the laws of descent and distribution, no award under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Any Stock Option granted under this Plan is only exercisable during the lifetime of the Holder while such Holder is serving as an Eligible Director.

     14.7 Applicable Laws. The obligations of the Company with respect to all awards under this Plan shall be subject to (i) all applicable laws, rules and regulations, including, without limitation, the requirements of all federal securities laws, rules and regulations and state securities and blue sky laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Act, and (ii) the rules and regulations of any national securities exchange on which the Common Stock may be listed or the NASDAQ National Market System if the Common Stock is designated for quotation thereon.

     14.7 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3.

     14.8 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement approved by the Committee and executed by the Company and the Holder. The

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            Committee may terminate any award made under the Plan
            if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

     14.9 Consideration for Common Stock. The Committee may not grant any awards under the Plan pursuant to which the Company will be required to issue any shares of Common Stock unless the Company will receive consideration for the shares of Common Stock sufficient under the laws of the State of Delaware so that such shares of Common Stock will be, when issued, validly issued and fully paid and nonassessable when issued.

     14.10 Common Stock Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable federal or state securities law and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of the Plan, the Company may, in lieu of such delivery requirement, comply with the provisions of
            Section 158 of the Delaware General Corporation Law.

     14.11 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.